UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2023

BRIACELL THERAPEUTICS CORP.

(Exact name of registrant as specified in its charter)

British Columbia	47-1099599
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Suite 300 - 235 15th Street West Vancouver, BC V7T 2X1	V7T 2X1
(Address of principal executive offices)	(Zip Code)

(604) 921-1810

(Registrant’s telephone number, including area code)

Commission File No. 001-40101

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	BCTX	The Nasdaq Stock Market LLC
Warrants to purchase common shares, no par value	BCTXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On January 10, 2023, BriaCell Therapeutics Corp. (the “Company”) issued a press release announcing that the United States Patent and Trademark Office has provided the Company with an Issue Notification for Patent Application no. 16/110,317, “Whole-cell cancer vaccines and methods for selection thereof,” covering the composition of matter and method of use of the Company’s personalized off-the-shell cell-based immunotherapy for cancer (the “Immunotherapy”). Once issued, the resulting patent, U.S. Patent No. 11,559,574, will provide intellectual property protection for the Immunotherapy from January 24, 2023, through May 25, 2040. The Company simultaneously revealed that it was awarded Australian Patent no. 2017224232, which provides intellectual property protection for the Immunotherapy through February 27, 2037.

The Company further disclosed that it has received guidance from the FDA regarding the development of cells and final cell-bank testing for the Company’s Bria-OTS™ clinical-grade cell lines. Once completed in accordance with FDA’s requirements, the Company expects to initiate the Bria-OTS™ study under an Investigational New Drug Application (IND) in the first half of 2023.

Finally, the Company announced that it had added the Carle Cancer Institute and the American Oncology Network, LLC, as additional sites for the screening and enrollment of advanced breast cancer patients in the randomized Phase II study of BriaCell’s lead candidate, Bria-IMT™, with Incyte’s PD-1 inhibitor, retifanlimab.

A copy of the press release is attached as Exhibit 99.1.

The information in this Item 7.01 disclosure, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure, including Exhibit 99.1, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated January 10, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIACELL THERAPEUTICS CORP.

/s/ William V. Williams
January 10, 2023	William V. Williams President and Chief Executive Officer